UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Premier, Inc. (the “Company”) is scheduled to present at the 33rd Annual J.P. Morgan Healthcare Conference in San Francisco, California on Monday, January 12, 2015 at 3:30 p.m. pacific time. The presentation will be audio webcast live through the investor relations page on the Company’s website at investors.premierinc.com, where presentation slides also will be made available. A webcast replay will be archived on the Company’s website for approximately 90 days.

Pursuant to Regulation FD, the Company hereby furnishes the presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference. A related press release announcing the Company’s participation in the conference is also attached as Exhibit 99.2 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Use and Definition of Non-GAAP Financial Measures

The financial data contained in the presentation materials attached hereto as Exhibit 99.1 includes non-GAAP financial measures, including Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income, each as defined below. For all non-GAAP financial measures, the Company considers non-recurring items to be expenses that have not been incurred within the prior two years and are not expected to recur within the next two years. Such expenses include certain strategic and financial restructuring expenses. Non-operating items include gain or loss on disposal of assets.

The Company defines EBITDA as net income before interest and investment income, net, income tax expense, depreciation and amortization and amortization of purchased intangible assets. The Company defines Adjusted EBITDA as EBITDA before merger and acquisition related expenses and non-recurring, non-cash or non-operating items, and including equity in net income of unconsolidated affiliates.

The Company defines Segment Adjusted EBITDA as the segment’s net revenue less operating expenses directly attributable to the segment excluding depreciation and amortization, amortization of purchased intangible assets, merger and acquisition related expenses and non-recurring or non-cash items, and including equity in net income of unconsolidated affiliates. Operating expenses directly attributable to the segment include expenses associated with sales and marketing, general and administrative and product development activities specific to the operation of each segment. General and administrative corporate expenses that are not specific to a particular segment are not included in the calculation of Segment Adjusted EBITDA.

The Company defines Adjusted Fully Distributed Net Income as net income attributable to Premier (i) excluding income tax expense, (ii) excluding the effect of non-recurring and non-cash items, (iii) assuming the exchange of all the Class B common units into shares of Class A common stock, which results in the elimination of noncontrolling interest in Premier Healthcare Alliance, L.P. (“Premier LP”) and (iv) reflecting an adjustment for income tax expense on non-GAAP pro forma fully distributed net income before income taxes at Premier’s estimated effective income tax rate. Adjusted Fully Distributed Net Income is a non-GAAP financial measure because it represents net income attributable to Premier before merger and acquisition related expenses and non-recurring or non-cash items and the effects of noncontrolling interests in Premier LP.

Adjusted EBITDA is a supplemental financial measure used by the Company and by external users of its financial statements. The Company considers Adjusted EBITDA an indicator of the operational strength and performance of its business. Adjusted EBITDA allows the Company to assess its performance without regard to financing methods and capital structure and without the impact of other matters that the Company does not consider indicative of the operating performance of its business. Segment Adjusted EBITDA is the primary earnings measure the Company uses to evaluate the performance of its business segments.

The Company uses EBITDA to determine compliance with certain financial covenants in its revolving credit facility. The Company uses Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income to facilitate a comparison of its operating performance on a consistent basis from period to period that, when viewed in combination with its results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting its business than GAAP measures alone. The Company believes Adjusted EBITDA and Segment Adjusted EBITDA assist its board of directors, management and investors in comparing the Company’s operating performance on a consistent basis from period to period because they remove the impact of the Company’s asset base (primarily depreciation and amortization) and items outside the control of its management team (taxes), as well as other non-cash (impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (strategic and financial restructuring expenses), from its operations. The Company believes Adjusted Fully Distributed Net Income assists its board of directors, management and investors in comparing its net income on a consistent basis from period to period because it removes non-cash (impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (strategic and financial restructuring expenses), and eliminates the variability of noncontrolling interest as a result of member owner exchanges of Class B common units into shares of Class A common stock (which exchanges are a member owner’s cumulative right, but not obligation, which began on October 31, 2014, and will occur each year thereafter, and are limited to one-seventh of the member owner’s initial allocation of Class B common units).

Despite the importance of these non-GAAP financial measures in analyzing the Company’s business, determining compliance with certain financial covenants in the Company’s revolving credit facility, measuring and determining incentive compensation and evaluating the Company’s operating performance relative to its competitors, Adjusted EBITDA and Adjusted Fully Distributed Net Income are not a measurement of financial performance under GAAP, may have limitations as an analytical tool and should not be considered in isolation from, or as an alternative to, net income or any other measure of performance derived in accordance with GAAP. Some of the limitations of Adjusted EBITDA and Segment Adjusted EBITDA include that they do not reflect: the Company’s capital expenditures or its future requirements for capital expenditures or contractual commitments; changes in, or cash requirements for, the Company’s working capital needs; the interest expense or the cash requirements to service interest or principal payments under the Company’s revolving credit facility; income tax payments the Company is required to make; and any cash requirements for replacements of assets being depreciated or amortized. In addition, Adjusted EBITDA and Segment Adjusted EBITDA are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flows from continuing operating activities.

Some of the limitations of Adjusted Fully Distributed Net Income are that it does not reflect income tax expense or income tax payments the Company is required to make. In addition, Adjusted Fully Distributed Net Income is not a measure of profitability under GAAP.

The Company urges you to review the reconciliation of these non-GAAP measures included in the Appendix to Exhibit 99.1 of this Form 8-K and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the United States Securities and Exchange Commission (the “SEC”) on November 12, 2014 (“Form 10-Q”). To properly and prudently evaluate the Company’s business, you should review (i) the unaudited consolidated financial statements and related notes included in the Form 10-Q, (ii) the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2014, filed with the SEC on September 4, 2014 (“Form 10-K”), and (iii) the future periodic and current reports the Company files with the SEC, and you should not rely on any single financial measure to evaluate the Company’s business. In addition, because Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income are susceptible to varying calculations, the Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income measures, as presented in the presentation materials, may differ from, and may therefore not be comparable to, similarly titled measures used by other companies.

The Company also uses a non-GAAP pro forma presentation in Exhibit 99.1 for consolidated operating results prior to October 1, 2013, the effective date of the Company’s Reorganization and initial public offering (“IPO”). The Company believes this presentation is useful because its consolidated operating results prior to the Reorganization and IPO are not indicative of its results for periods after the Reorganization and IPO. This non-GAAP pro forma presentation is for informational purposes only and does not purport to reflect the Company’s historical results of operations or financial position. This non-GAAP pro forma presentation should not be relied upon as being indicative of the Company’s financial condition or results of operations had the Reorganization and IPO occurred on the dates assumed. Further, this presentation does not project the Company’s results of operations or financial position for any future period or date. You should carefully review historical actual results.

Forward-Looking Statements

Statements made in the presentation materials attached hereto as Exhibit 99.1 that are not statements of historical or current facts, such as those related to Premier’s financial and business outlook, strategy and growth drivers, member retention rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, and 2015 financial guidance and related assumptions, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Q and Form 10-K, filed with the SEC and available on the Company’s website at http://investors.premierinc.com. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Premier, Inc. Presentation Materials, dated January 12, 2015

99.2	Press Release of Premier, Inc., dated January 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer and President

Date: January 12, 2015